       10.10.001
                                ADDENDUM NO. 6
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                   between
                 INVESTORS INSURANCE CORPORATION OF DELAWARE
             with Administrative Offices in Jacksonville, Florida
                                     and
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                               of Dallas, Texas




Effective October 1, 1994, Schedule II is amended as follows:

II.     SCHEDULE II

A.      COINSURANCE PERCENTAGES

Calendar Period of Issue          Jurisdiction          Quota Share Reinsured


1991 and later                    Missouri              80%

October 1, 1991 and later         Other                 80%

October 1, 1994                   All States            90%
































       10.10.002
                                ADDENDUM NO. 6
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                   between
                 INVESTORS INSURANCE CORPORATION OF DELAWARE


INVESTORS INSURANCE CORPORATION                REPUBLIC-VANGUARD LIFE
                                               INSURANCE COMPANY




/s/ Richard T. Magsam                          /s/ John Brill
By                                             By

Title: Senior Vice President                   V.P.

Date: 1/25/95                                  Date: 1/23/95

Location: Jacksonville, Fl                     Location: Dallas, Tx



/s/ Linda R. Willis                            /s/ Gordan Jardin
Witness                                        Witness